UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06444

Legg Mason Partners Equity Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 47th Floor,

New York, NY 10018

(Address of principal executive offices) (Zip code)

Marc A. De Oliveira,

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: September 30

Date of reporting period: September 30, 2020

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	September 30, 2020

CLEARBRIDGE

INTERNATIONAL SMALL CAP FUND

Beginning in or after March 2021, as permitted by regulations adopted by the Securities and Exchange Commission, the Fund intends to no longer mail paper copies of the Fund’s shareholder reports like this one, unless you specifically request paper copies of the reports from the Fund or from your Service Agent or financial intermediary (such as a broker-dealer or bank). Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically (“e-delivery”), you will not be affected by this change and you need not take any action. If you have not already elected e-delivery, you may elect to receive shareholder reports and other communications from the Fund electronically by contacting your Service Agent or, if you are a direct shareholder with the Fund, by calling 1-877-721-1926.

You may elect to receive all future reports in paper free of charge. If you invest through a Service Agent, you can contact your Service Agent to request that you continue to receive paper copies of your shareholder reports. That election will apply to all Legg Mason Funds held in your account at that Service Agent. If you are a direct shareholder with the Fund, you can call the Fund at 1-877-721-1926, or write to the Fund by regular mail at Legg Mason Funds, P.O. Box 9699, Providence, RI 02940-9699 or by express, certified or registered mail to Legg Mason Funds, 4400 Computer Drive, Westborough, MA 01581 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. That election will apply to all Legg Mason Funds held in your account held directly with the fund complex.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks long-term growth of capital.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of ClearBridge International Small Cap Fund for the twelve-month reporting period ended September 30, 2020. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

Special shareholder notice

On July 31, 2020, Franklin Resources, Inc. (“Franklin Resources”) acquired Legg Mason, Inc. (“Legg Mason”) in an all-cash transaction. As a result of the transaction, Legg Mason Partners Fund Advisor, LLC (“LMPFA”) and the subadviser(s) became indirect, wholly-owned subsidiaries of Franklin Resources. Under the Investment Company Act of 1940, as amended, consummation of the transaction automatically terminated the management and subadvisory agreements that were in place for the Fund prior to the transaction. The Fund’s manager and subadviser(s) continue to provide uninterrupted services with respect to the Fund pursuant to new management and subadvisory agreements that were approved by Fund shareholders.

Franklin Resources, whose principal executive offices are at One Franklin Parkway, San Mateo, California 94403, is a global investment management organization operating, together with its subsidiaries, as Franklin Templeton. As of September 30, 2020, after giving effect to the transaction described above, Franklin Templeton’s asset management operations had aggregate assets under management of approximately $1.4 trillion.

II	ClearBridge International Small Cap Fund

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

October 30, 2020

ClearBridge International Small Cap Fund	III

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks long-term growth of capital. Under normal circumstances, the Fund invests at least 80% of its net assets, plus borrowings for investment purposes, if any, in equity securities of small capitalization companies or other investments with similar economic characteristics. The Fund may also invest in equity securities of medium- and large-capitalization issuers. The Fund may invest up to 20% of its net assets in debt securities of U.S. and non U.S. corporate and governmental issuers. The Fund will invest substantially all its assets outside the United States. The Fund may invest in securities of foreign companies either directly or through depositary receipts representing an interest in those securities. The Fund may invest in securities denominated in foreign currencies. The Fund employs a quantitative screening process to identify stocks believed to be undervalued and a fundamental analysis process to highlight stocks that the management team believes will appreciate in the long term. The Fund may focus a significant portion of its investments in one or more countries from time to time.

Q. What were the overall market conditions during the Fund’s reporting period?

A. During the twelve-month reporting period ended September 30, 2020, international small cap markets delivered gains, outperforming the overall developed ex-U.S. benchmarks but underperforming the global benchmarks. The Fund’s benchmark, the MSCI EAFE Small Cap Indexi, which measures the performance of small-cap equity companies across developed markets around the world, generated a return of 6.84% for the period while the MSCI ACWI ex USA Small Cap Indexii, which includes both developed and emerging markets, advanced 7.36%.

The performance of international equities, including small caps, was limited by shutdown of global economic activity due to the global COVID-19 pandemic, which quickly spread from China in early 2020 to parts of Europe and the U.S. By the second quarter of the year, the coronavirus had engulfed most of the world, leading to stringent stay-at-home orders in many countries, the closure of schools and businesses and historical drops in trade and transport that sapped the world’s demand for energy and other basic materials. Many regions fell into recession while equity markets suffered sharp declines, with the worst volatility occurring in the first quarter of 2020.

As COVID-19 quickly spread beyond China, world leaders were faced with the delicate balance between managing the humanitarian preservation and economic destruction as the virus spread. In this already delicate situation, Saudi Arabia’s surprise decision in early March to initiate an oil price war in an environment of already softening energy demand further exacerbated economic pressures. International stocks suffered steep declines with the MSCI EAFE Indexiii down 22.8% for the quarter. Emerging markets (EM) were negatively impacted by the commodity downturn and strong U.S. dollar (USD). Small cap suffered even more severe declines, with the MSCI EAFE Small Cap Index down 27.5%. With over 100 countries on full or partial lockdown, the Energy and Consumer Discretionary sectors were the hardest hit in the downturn.

ClearBridge International Small Cap Fund 2020 Annual Report	1

Fund overview (cont’d)

Yet just as international stocks fell into a bear market more quickly than ever, they also rebounded at the fastest pace in history, supported by unprecedented levels of monetary and fiscal stimulus from global central banks and governments. Stimulus spending varied but for many countries was above amounts seen back in 2008, particularly in Europe and the U.K. Unlike during the global financial crisis, where the European Union was slow to react with aggressive action, European policy makers reacted in a swift and coordinated manner to prevent stress in credit markets and to underpin confidence for both consumers and workers. Japan has been undertaking aggressive stimulus plans for years to achieve its 2% inflation target. In response to the economic disruption from COVID-19, the Abe administration and Bank of Japan (BOJ)iv have chosen to maintain some accommodative policies, while escalating others and enacting new targeted supportive measures. Boosted by such measures, the MSCI EAFE Index gained 14.9% in the second quarter of 2020 while the MSCI EAFE Small Cap Index jumped 19.9%. Overall, manufacturing and export-oriented countries such as Germany, Netherlands and Sweden outperformed, as did emerging markets which benefited from strong dollar-based liquidity.

International equities continued their upward recovery in the third quarter of 2020. Despite a correction in growth and momentum stocks in the last month of the reporting period, the MSCI Small Cap Index advanced 10.2% with strength in emerging markets. Small cap returns from the eurozone showed notable leadership during the quarter, though performance varied dramatically by country. Northern exporters such as Finland, Sweden and Denmark were among the strongest markets globally, while France and Spain were meaningful offsets. Much of this difference can be attributed to a resurgence of the COVID-19 virus in the more popular tourist destinations in the Southern European countries. Asian regions that have seemingly controlled virus spread more effectively, such as South Korea, Taiwan, and China, have been able to reopen their economies and largely normalize business activity. Conversely, Latin America experienced record-high infections along with falling energy prices, leading to meaningful equity underperformance. The U.K. also remained challenging, where stalled Brexit negotiations and rising virus infections impacted investor sentiment.

Q. How did we respond to these changing market conditions?

A. The continued outperformance of momentum stocks in the Consumer Discretionary, Information Technology and Communication Services sectors continued to be a headwind for the portfolio, which remained underweight these sectors. Investors rallied around thematic COVID-19 beneficiaries in areas such as payments, gaming and e-commerce, without regard to valuation, profit, or cash flow generation—all of which are major factors in our stock selection process. We remain wary of the exorbitant expectations embedded in these stocks, particularly given the amount of capital and competition flooding indiscriminately into the sector.

Yet if current fiscal and monetary policies succeed in generating reflation and better economic growth, they will challenge the foundational beliefs that have fueled the

2	ClearBridge International Small Cap Fund 2020 Annual Report

outperformance of momentum stocks. Clearly, sluggish economic activity, even before the pandemic-induced downturn, made strong revenue growth increasingly rare which, combined with a repressed cost of capital, removed the upper valuation limits for high-growth companies. In contrast, profitable but more cyclically depressed sectors are experiencing a reduction in capital investment while being exposed to a rebound in consumer demand, especially in countries displaying competence in reopening. As a result, we believe the near-term cyclical earnings recovery and longer-term capital excess/ shortage dynamics could be aligning to favor a rebound in value stocks.

Given the supportive monetary policy backdrop, our focus is to have the portfolio well positioned for a continued recovery in the real economy while avoiding the risks associated with the capitulation phase of an extended and narrow bubble. We are particularly attracted to industries and companies where limited capital expenditures create a strong supply/demand balance over the coming three to five years. For example, electric vehicle-related metals demand is projected to rise more than ten-fold by 2030 and there are just a handful of companies with the capability to meet this need. Along this vein, we added mining equipment maker Metso Outotec.

We continue to believe that the discount accorded many cyclically-dependent shares is too great and are highly overweight industrials and materials relative to our benchmark and peers. During the year, the vast majority of our new purchases were in cyclical companies such as Australian mining services providers, NRW Holdings and Perenti Global, which should allow us to further capitalize on the increased demand for industrial and precious metals as the global economy normalizes. Already, we are finding the backlogs of many industrial, construction, engineering and heavy equipment companies rising to record highs.

We see similarly attractive fundamentals in industrial and consumer cyclicals, particularly in the logistics, heavy equipment, commercial services, and housing-related industries. The U.K. homebuilder Bellway was another new addition to the portfolio. Bellway focuses on more affordable homes below £300,000, the primary target for government policy support.

Geographically, we continue to maintain healthy weights in emerging markets and North America, the latter representing most of our gold mining exposure which continues in a secular bull market trend. We also remain constructive on Europe and the U.K. due to historically low valuations, low expectations and the number of companies that will lead in the coming economic transformation. Japan and Asia remain underweights but are becoming more interesting as these regions have lagged the recovery since the March 2020 lows.

While the backdrop for value and international investing has certainly been challenging, we continue to rely on our investment process and experience to identify opportunities which offer both upside potential and a margin of safety. Such companies generally offer solid dividends, strong free cash flows and low embedded growth expectations. We are

ClearBridge International Small Cap Fund 2020 Annual Report	3

Fund overview (cont’d)

consciously moving up in business quality from a management, market share, balance sheet and profitability standpoint.

Performance review

For the twelve months ended September 30, 2020, Class A shares of ClearBridge International Small Cap Fund, excluding sales charges, returned -0.21%. The Fund’s unmanaged benchmark, the MSCI EAFE Small Cap Index, returned 6.84% for the same period. The Lipper International Small/Mid-Cap Core Funds Category Averagev returned -0.09% over the same time frame.

Performance Snapshot as of September 30, 2020 (unaudited)
(excluding sales charges)	6 months	12 months
ClearBridge International Small Cap Fund:
Class A	28.18%	-0.21%
Class A2	27.92%	-0.48%
Class C	27.85%	-0.85%
Class I	28.42%	0.10%
Class IS	28.53%	0.27%
MSCI EAFE Small Cap Index	32.18%	6.84%
Lipper International Small/Mid-Cap Core Funds Category Average	29.03%	-0.09%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/mutualfunds.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated February 1, 2020, the gross total annual fund operating expense ratios for Class A, Class A2, Class C, Class I and Class IS shares were 1.58%, 1.84%, 2.30%, 1.31% and 1.22%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets will not exceed 1.40% for Class A shares, 1.60% for Class A2 shares, 2.15% for

4	ClearBridge International Small Cap Fund 2020 Annual Report

Class C shares, 1.05% for Class I shares and 0.95% for Class IS shares. In addition, the ratio of total annual fund operating expenses for Class IS shares will not exceed the ratio of total annual fund operating expenses for Class I shares. Total annual fund operating expenses (after waiving fees and/or reimbursing expenses, as applicable) are higher than the expense cap amounts for each class as a result of acquired fund fees and expenses and interest expense. These expense limitation arrangements cannot be terminated prior to December 31, 2021 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund. This management fee waiver is not subject to the recapture provision discussed below.

The manager is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual fund operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Q. What were the leading contributors to performance?

A. On an absolute basis, the leading contributors to performance came from the Materials sector. Relative to the benchmark index, stock selection in the Materials, Real Estate, Financials, Utilities and Energy sectors and an overall underweight allocation to Real Estate had the greatest positive impact on performance for the reporting period. On a regional basis, stock selection in North America and Asia ex-Japan and an underweight allocation to the United Kingdom benefited relative results.

Over the reporting period, individual stocks that made a significant contribution to performance included Novagold Resources, Centamin and Argonaut Gold in the Materials sector, SBS Holdings in the Industrials sector and Strix Group in the IT sector.

Q. What were the leading detractors from performance?

A. On an absolute basis, the Fund’s holdings in the Consumer Discretionary sector detracted the most from performance for the period. Relative to the benchmark index, overall stock selection and sector allocation negatively impacted performance. In particular, selection in the Consumer Discretionary, Health Care, Consumer Staples and Industrials sectors as well as underweights to IT and Health Care detracted from performance.

On a regional basis, relative performance was most negatively impacted by stock selection in emerging markets and Europe ex-U.K. as well as an overweight allocation to North America. Individual holdings that detracted from performance during the period included Vistry Group, Elior Group and Vulcabras Azaleia in the Consumer Discretionary sector and Applus Services and Makino Milling Machine in the Industrials sector.

Q. Were there any significant changes to the Fund during the reporting period?

A. The Fund established a number of new positions and closed a number of existing positions over the course of the period. The largest additions to the Fund’s portfolio were

ClearBridge International Small Cap Fund 2020 Annual Report	5

Fund overview (cont’d)

positions in Mersen and Palfinger in the Industrials sector, Hella GmbH & Co. in the Consumer Discretionary sector, Parex Resources in the Energy sector and Value-Added Technology in the Health Care sector. The largest eliminations from the Fund’s portfolio were Open House in the Real Estate sector, China Lesso Group Holdings and Shenzen International Holdings in the Industrials sector, Thai Union Group in the Consumer Staples sector and Man Wah Holdings in the Consumer Discretionary sector.

Our years of experience have taught us that periods of strong small cap and value performance are often preceded by rising uncertainty and a painful crowding and capitulation that mark the end of a cycle. While this phase is particularly frustrating and challenging, it is also when opportunities are the greatest. Our approach is to remain disciplined, contrarian, long-term oriented and focused on stock-based fundamentals.

6	ClearBridge International Small Cap Fund 2020 Annual Report

Thank you for your investment in ClearBridge International Small Cap Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Paul D. Ehrlichman

Senior Portfolio Manager

ClearBridge Investments, LLC

Sean M. Bogda, CFA

Portfolio Manager

ClearBridge Investments, LLC

Safa R. Muhtaseb, CFA

Portfolio Manager

ClearBridge Investments, LLC

Grace Su

Portfolio Manager

ClearBridge Investments, LLC

October 30, 2020

RISKS: Equity securities are subject to market and price fluctuations. Small- and mid-cap stocks involve greater risks and volatility than large-cap stocks. International investments are subject to special risks including currency fluctuations and social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets. Emerging market countries tend to have economic, political, and legal systems that are less developed and are less stable than those of more developed countries. Derivatives, such as options and futures, can be illiquid, may disproportionately increase losses and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for a more complete discussion of these and other risks and the Fund’s investment strategies.

ClearBridge International Small Cap Fund 2020 Annual Report	7

Fund overview (cont’d)

Portfolio holdings and breakdowns are as of September 30, 2020 and are subject to change and may not be representative of the portfolio managers’ current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of September 30, 2020 were: Novagold Resources Inc. (3.1%), Dragon Capital — Vietnam Enterprise Investments Ltd., (2.1%), Argonaut Gold Inc. (1.9%), D/S Norden A/S (1.8%), Nexans SA (1.8%), Strix Group PLC (1.8%), Sopra Steria Group (1.7%), Cargotec oyg (1.7%), Vitzrocell Co. Ltd (1.7%) and Bucher Industries AG (1.7%). Please refer to pages 15 through 20 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of September 30, 2020 were: Industrials (40.0%), Materials (18.1%), Consumer Discretionary (9.8%), Financials (9.4%) and Information Technology (4.0%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]

The MSCI EAFE Small Cap Index is an unmanaged, free float-adjusted, market-weighted index of small capitalization companies in each industry group of each country represented by the MSCI EAFE Index, which is designed to measure the equity market performance of developed markets outside of the U.S. & Canada.

ii	The MSCI ACWI ex USA Small Cap Index captures small cap representation across 22 of 23 Developed Markets (DM) countries (excluding the US) and 26 Emerging Markets (EM) countries.

iii	The MSCI EAFE Index is a free float-adjusted market capitalization index designed to measure developed market equity performance, excluding the U.S. and Canada.

iv

The Bank of Japan is the central bank of Japan. The bank is responsible for issuing and handling currency and treasury securities, implementing monetary policy, maintaining the stability of the Japanese financial system and the yen currency.

[v]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended September 30, 2020, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 55 funds for the six-month period and among the 50 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges, if any.

8	ClearBridge International Small Cap Fund 2020 Annual Report

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†

The bar graph above represents the composition of the Fund’s investments as of September 30, 2020 and September 30, 2019. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

ClearBridge International Small Cap Fund 2020 Annual Report	9

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on April 1, 2020 and held for the six months ended September 30, 2020.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	28.18%	$1,000.00	$1,281.80	1.33%	$7.59	Class A	5.00%	$1,000.00	$1,018.35	1.33%	$6.71
Class A2	27.92	1,000.00	1,279.20	1.60	9.12	Class A2	5.00	1,000.00	1,017.00	1.60	8.07
Class C	27.85	1,000.00	1,278.50	1.86	10.60	Class C	5.00	1,000.00	1,015.70	1.86	9.37
Class I	28.42	1,000.00	1,284.20	1.05	6.00	Class I	5.00	1,000.00	1,019.75	1.05	5.30
Class IS	28.53	1,000.00	1,285.30	0.95	5.43	Class IS	5.00	1,000.00	1,020.25	0.95	4.80

10	ClearBridge International Small Cap Fund 2020 Annual Report

[1]	For the six months ended September 30, 2020.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A and Class A2 shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), then divided by 366.

ClearBridge International Small Cap Fund 2020 Annual Report	11

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class A	Class A2	Class C	Class I	Class IS
Twelve Months Ended 9/30/20	-0.21%	-0.48%	-0.85%	0.10%	0.27%
Five Years Ended 9/30/20	0.93	0.70	0.22	1.24	1.35
Inception* through 9/30/20	4.63	-0.63	3.87	4.92	-0.53

With sales charges[2]	Class A	Class A2	Class C	Class I	Class IS
Twelve Months Ended 9/30/20	-5.96%	-6.23%	-1.83%	0.10%	0.27%
Five Years Ended 9/30/20	-0.26	-0.49	0.22	1.24	1.35
Inception* through 9/30/20	4.01	-1.58	3.87	4.92	-0.53

Cumulative total returns
Without sales charges[1]
Class A (Inception date of 10/1/10 through 9/30/20)	57.18%
Class A2 (Inception date of 8/1/14 through 9/30/20)	-3.85
Class C (Inception date of 10/1/10 through 9/30/20)	46.12
Class I (Inception date of 10/1/10 through 9/30/20)	61.62
Class IS (Inception date of 5/1/15 through 9/30/20)	-2.81

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A and Class A2 shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares.

[2]

Assumes the investment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares and Class A2 shares reflect the deduction of the maximum initial sales charge of 5.75%. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception dates for Class A, A2, C, I and IS shares are October 1, 2010, August 1, 2014, October 1, 2010, October 1, 2010 and May 1, 2015, respectively.

12	ClearBridge International Small Cap Fund 2020 Annual Report

Historical performance

Value of $10,000 invested in

Class A and C Shares of ClearBridge International Small Cap Fund vs. MSCI EAFE Small Cap Index† — October 1, 2010 - September 30, 2020

Value of $1,000,000 invested in

Class I Shares of ClearBridge International Small Cap Fund vs. MSCI EAFE Small Cap Index† — October 1, 2010 - September 30, 2020

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

ClearBridge International Small Cap Fund 2020 Annual Report	13

Fund performance (unaudited) (cont’d)

†

Hypothetical illustration of $10,000 invested in Class A and C shares and $1,000,000 invested in Class I shares of ClearBridge International Small Cap Fund on October 1, 2010 (inception date), assuming the deduction of the maximum initial sales charge of 5.75% at the time of investment for Class A shares and the reinvestment of all distributions, including returns of capital, if any, at net asset value through September 30, 2020. The hypothetical illustration also assumes a $10,000 or $1,000,000 investment, as applicable, in the MSCI EAFE Small Cap Index. The MSCI EAFE Small Cap Index is an unmanaged, free float-adjusted, market-weighted index of small capitalization companies in each industry group of each country represented by the MSCI EAFE Index, which is designed to measure the equity market performance of developed markets outside of the U.S. & Canada. The index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than the Class A, C and I shares’ performance indicated on these charts, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

14	ClearBridge International Small Cap Fund 2020 Annual Report

Schedule of investments

September 30, 2020

ClearBridge International Small Cap Fund

Security	Shares	Value
Common Stocks — 97.2%
Communication Services — 1.5%
Entertainment — 1.5%
DeNA Co. Ltd.	31,960	$589,864	(a)
Consumer Discretionary — 9.8%
Auto Components — 1.3%
Hella GmbH & Co. KGaA	10,850	547,007	*(a)
Hotels, Restaurants & Leisure — 2.1%
Arcos Dorados Holdings Inc., Class A Shares	77,477	317,656
Elior Group SA	68,680	318,170	(a)(b)
Melco International Development Ltd.	122,009	215,869	(a)
Total Hotels, Restaurants & Leisure		851,695
Household Durables — 4.5%
Bellway PLC	13,442	406,429	(a)
Cairn Homes PLC	450,790	411,034	*(a)
DFS Furniture PLC	215,150	459,230	(a)
Victoria PLC	39,100	150,725	*(a)
Vistry Group PLC	54,262	398,863	*(a)
Total Household Durables		1,826,281
Textiles, Apparel & Luxury Goods — 1.9%
Coats Group PLC	625,090	450,502	(a)
Vulcabras Azaleia SA	270,380	301,390	*
Total Textiles, Apparel & Luxury Goods		751,892
Total Consumer Discretionary		3,976,875
Consumer Staples — 3.7%
Food & Staples Retailing — 2.4%
MARR SpA	32,420	522,444	*(a)
Sundrug Co. Ltd.	11,831	445,434	(a)
Total Food & Staples Retailing		967,878
Personal Products — 1.3%
Chlitina Holding Ltd.	82,850	521,567	(a)
Total Consumer Staples		1,489,445
Energy — 3.7%
Oil, Gas & Consumable Fuels — 3.7%
Avance Gas Holding Ltd.	226,170	602,644	(a)(b)
Parex Resources Inc.	47,130	496,590	*
Tethys Oil AB	87,270	419,559	(a)
Total Energy		1,518,793
Financials — 9.4%
Banks — 5.2%
Banca Sistema SpA	280,850	558,803	*(a)(b)

See Notes to Financial Statements.

ClearBridge International Small Cap Fund 2020 Annual Report	15

Schedule of investments (cont’d)

September 30, 2020

ClearBridge International Small Cap Fund

Security	Shares	Value
Banks — continued
BAWAG Group AG	18,280	$658,845	*(a)
Cairo Mezz PLC	46,947	3,958	*
Eurobank Ergasias Services and Holdings SA	563,364	248,905	*(a)
Spar Nord Bank A/S	25,690	191,809	*(a)
Sydbank A/S	8,850	138,714	*(a)
Unicaja Banco SA	394,360	295,459	*(a)(b)
Total Banks		2,096,493
Capital Markets — 3.4%
Anima Holding SpA	104,000	406,870	(a)(b)
Fairfax India Holdings Corp.	27,130	185,569	*(b)
KIWOOM Securities Co. Ltd.	5,873	507,988	(a)
Warsaw Stock Exchange	25,610	299,832	(a)
Total Capital Markets		1,400,259
Diversified Financial Services — 0.8%
doValue SpA	30,900	306,578	*(a)(b)
Total Financials		3,803,330
Health Care — 3.8%
Biotechnology — 1.0%
Shanghai Haohai Biological Technology Co. Ltd., Class H Shares	61,817	413,855	(a)(b)
Health Care Equipment & Supplies — 2.8%
i-SENS Inc.	27,766	650,201	(a)
Value Added Technology Co. Ltd.	24,855	466,177	(a)
Total Health Care Equipment & Supplies		1,116,378
Total Health Care		1,530,233
Industrials — 40.0%
Air Freight & Logistics — 2.2%
SBS Holdings Inc.	21,573	450,286	(a)
Wincanton PLC	167,320	434,169	(a)
Total Air Freight & Logistics		884,455
Building Products — 3.1%
Inwido AB	66,540	675,306	*(a)
Sanwa Holdings Corp.	55,211	585,696	(a)
Total Building Products		1,261,002
Commercial Services & Supplies — 0.5%
Elis SA	17,290	217,973	*(a)
Construction & Engineering — 4.2%
China Communications Services Corp. Ltd., Class H Shares	321,490	189,238	(a)
Maire Tecnimont SpA	240,600	418,589	*(a)
NRW Holdings Ltd.	137,280	200,454	(a)

See Notes to Financial Statements.

16	ClearBridge International Small Cap Fund 2020 Annual Report

ClearBridge International Small Cap Fund

Security	Shares	Value
Construction & Engineering — continued
Penta-Ocean Construction Co. Ltd.	52,230	$343,021	(a)
Raiznext Corp.	44,094	550,866	(a)
Total Construction & Engineering		1,702,168
Electrical Equipment — 5.0%
Mersen SA	19,820	606,962	*(a)
Nexans SA	12,930	746,336	*(a)
Vitzrocell Co. Ltd.	46,121	682,656	(a)
Total Electrical Equipment		2,035,954
Machinery — 11.9%
Bucher Industries AG	1,780	678,277	(a)
Cargotec oyj, Class B Shares	19,970	688,165	(a)
CIMC Enric Holdings Ltd.	408,044	179,404	(a)
CRCC High-Tech Equipment Corp. Ltd., Class H Shares	514,187	50,562	(a)
Deutz AG	59,600	346,970	*(a)
Fuji Corp.	20,391	403,750	(a)
Meidensha Corp.	24,817	381,153	(a)
Metso Outotec oyj	58,350	409,740	(a)
Morgan Advanced Materials PLC	164,050	501,413	(a)
Palfinger AG	17,790	490,906	(a)
SFA Engineering Corp.	8,781	286,527	(a)
Sulzer AG	4,930	394,727	(a)
Total Machinery		4,811,594
Marine — 3.2%
D/S Norden A/S	46,020	747,057	(a)
Golden Ocean Group Ltd.	78,510	294,661	(a)
Star Bulk Carriers Corp.	39,320	270,915
Total Marine		1,312,633
Professional Services — 3.6%
Applus Services SA	56,910	425,091	*(a)
ManpowerGroup Greater China Ltd.	188,472	338,209	(a)
Pagegroup PLC	90,110	434,485	*(a)
Tanseisha Co. Ltd.	40,090	270,588	(a)
Total Professional Services		1,468,373
Road & Rail — 0.6%
Seino Holdings Co. Ltd.	16,092	233,474	(a)
Trading Companies & Distributors — 4.9%
Howden Joinery Group PLC	56,900	430,481	(a)
Kanamoto Co. Ltd.	10,096	229,782	(a)
Lumax International Corp. Ltd.	195,723	428,049	(a)

See Notes to Financial Statements.

ClearBridge International Small Cap Fund 2020 Annual Report	17

Schedule of investments (cont’d)

September 30, 2020

ClearBridge International Small Cap Fund

Security	Shares	Value
Trading Companies & Distributors — continued
Nishio Rent All Co. Ltd.	20,891	$443,011	(a)
Travis Perkins PLC	33,950	472,111	(a)
Total Trading Companies & Distributors		2,003,434
Transportation Infrastructure — 0.8%
Yuexiu Transport Infrastructure Ltd.	556,786	323,096	(a)
Total Industrials		16,254,156
Information Technology — 4.0%
Electronic Equipment, Instruments & Components — 1.8%
Strix Group PLC	232,130	726,278	(a)
IT Services — 2.2%
Chinasoft International Ltd.	286,910	208,539	(a)
Sopra Steria Group	4,410	698,820	*(a)
Total IT Services		907,359
Total Information Technology		1,633,637
Materials — 18.1%
Chemicals — 2.4%
Okamoto Industries Inc.	11,191	437,362	(a)
Ube Industries Ltd.	18,031	304,357	(a)
Zeon Corp.	22,636	238,233	(a)
Total Chemicals		979,952
Construction Materials — 3.2%
Cementir Holding NV	67,170	464,826	(a)
West China Cement Ltd.	1,379,320	204,896	(a)
Wienerberger AG	24,330	640,019	*(a)
Total Construction Materials		1,309,741
Containers & Packaging — 0.6%
Greatview Aseptic Packaging Co. Ltd.	600,949	231,664	(a)
Metals & Mining — 11.9%
Alamos Gold Inc., Class A Shares	56,500	497,724
Argonaut Gold Inc.	373,130	753,798	*(b)
Centamin PLC	259,740	676,819	(a)
Centerra Gold Inc.	27,850	323,981
Granges AB	71,800	642,324	*(a)
Jupiter Mines Ltd.	1,155,830	232,719	(a)
Novagold Resources Inc.	105,010	1,250,767	*
Perenti Global Ltd.	252,310	207,865	(a)
Torex Gold Resources Inc.	17,290	244,505	*
Total Metals & Mining		4,830,502
Total Materials		7,351,859

See Notes to Financial Statements.

18	ClearBridge International Small Cap Fund 2020 Annual Report

ClearBridge International Small Cap Fund

Security		Shares	Value
Real Estate — 1.7%
Real Estate Management & Development — 1.7%
Sun Frontier Fudousan Co. Ltd.		57,659	$482,980	(a)
Supalai PCL		446,222	218,518	(a)
Total Real Estate			701,498
Utilities — 1.5%
Independent Power and Renewable Electricity Producers — 0.9%
China Datang Corp. Renewable Power Co. Ltd., Class H Shares		2,558,594	349,382	(a)
Water Utilities — 0.6%
China Water Affairs Group Ltd.		316,706	249,410	(a)
Total Utilities			598,792
Total Common Stocks (Cost — $37,712,523)			39,448,482
Investments in Underlying Funds — 2.1%
Dragon Capital — Vietnam Enterprise Investments Ltd., Class C Shares (Cost — $561,595)		148,992	864,460	(a)
Total Investments before Short-Term Investments (Cost — $38,274,118)			40,312,942

	Rate
Short-Term Investments — 0.7%
JPMorgan 100% U.S. Treasury Securities Money Market Fund, Institutional Class	0.010%	224,180	224,180
Western Asset Premier Institutional U.S. Treasury Reserves, Premium Shares	0.017%	56,045	56,045	(c)
Total Short-Term Investments (Cost — $280,225)			280,225
Total Investments — 100.0% (Cost — $38,554,343)			40,593,167
Other Assets in Excess of Liabilities — 0.0%††			11,019
Total Net Assets — 100.0%			$40,604,186

††	Represents less than 0.1%.

*	Non-income producing security.

(a)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (Note 1).

(b)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees.

(c)

In this instance, as defined in the Investment Company Act of 1940, an “Affiliated Company” represents Fund ownership of at least 5% of the outstanding voting securities of an issuer, or a company which is under common ownership or control with the Fund. At September 30, 2020, the total market value of investments in Affiliated Companies was $56,045 and the cost was $56,045 (Note 8).

See Notes to Financial Statements.

ClearBridge International Small Cap Fund 2020 Annual Report	19

Schedule of investments (cont’d)

September 30, 2020

ClearBridge International Small Cap Fund

Summary of Investments by Country** (unaudited)
Japan	15.7%
United Kingdom	10.2
China	7.4
Italy	6.6
South Korea	6.4
France	6.4
Canada	6.1
Austria	4.4
Sweden	4.3
Finland	2.7
Denmark	2.7
Switzerland	2.6
Norway	2.2
Germany	2.2
United States	1.9
Isle of Man	1.8
Spain	1.8
Egypt	1.7
Australia	1.6
Brazil	1.5
Greece	1.3
Hong Kong	1.1
Taiwan	1.1
Ireland	1.0
Kyrgyzstan	0.8
Poland	0.7
Thailand	0.5
India	0.5
Cyprus	0.0
Investments in Underlying Funds	2.1
Short-Term Investments	0.7
100.0%

**	As a percentage of total investments. Please note that the Fund holdings are as of September 30, 2020 and are subject to change.

See Notes to Financial Statements.

20	ClearBridge International Small Cap Fund 2020 Annual Report

Statement of assets and liabilities

September 30, 2020

Assets:
Investments in unaffiliated securities, at value (Cost — $38,498,298)	$40,537,122
Investments in affiliated securities, at value (Cost — $56,045)	56,045
Foreign currency, at value (Cost — $2,017)	2,013
Dividends and interest receivable	146,286
Receivable for securities sold	16,058
Receivable for Fund shares sold	11,453
Prepaid expenses	41,519
Total Assets	40,810,496

Liabilities:
Payable for Fund shares repurchased	113,053
Audit and tax fees payable	36,929
Fund accounting fees payable	12,817
Investment management fee payable	7,417
Service and/or distribution fees payable	3,906
Trustees’ fees payable	573
Accrued expenses	31,615
Total Liabilities	206,310
Total Net Assets	$40,604,186

Net Assets:
Par value (Note 7)	$35
Paid-in capital in excess of par value	59,674,445
Total distributable earnings (loss)	(19,070,294)
Total Net Assets	$40,604,186

See Notes to Financial Statements.

ClearBridge International Small Cap Fund 2020 Annual Report	21

Statement of assets and liabilities (cont’d)

September 30, 2020

Net Assets:
Class A	$6,253,035
Class A2	$9,126,947
Class C	$859,384
Class I	$23,171,787
Class IS	$1,193,033

Shares Outstanding:
Class A	534,963
Class A2	793,377
Class C	75,196
Class I	1,972,193
Class IS	101,480

Net Asset Value:
Class A (and redemption price)	$11.69
Class A2 (and redemption price)	$11.50
Class C*	$11.43
Class I (and redemption price)	$11.75
Class IS (and redemption price)	$11.76

Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%)	$12.40
Class A2 (based on maximum initial sales charge of 5.75%)	$12.20

*	Redemption price per share is NAV of Class C shares reduced by a 1.00% CDSC if shares are redeemed within one year from purchase payment (Note 2).

See Notes to Financial Statements.

22	ClearBridge International Small Cap Fund 2020 Annual Report

Statement of operations

For the Year Ended September 30, 2020

Investment Income:
Dividends	$1,986,364
Interest from unaffiliated investments	2,453
Interest from affiliated investments	412
Less: Foreign taxes withheld	(77,124)
Total Investment Income	1,912,105

Expenses:
Investment management fee (Note 2)	433,625
Transfer agent fees (Note 5)	105,215
Registration fees	78,779
Fund accounting fees	76,961
Service and/or distribution fees (Notes 2 and 5)	63,054
Audit and tax fees	36,929
Legal fees	28,126
Custody fees	21,845
Shareholder reports	15,746
Trustees’ fees	4,593
Interest expense	2,143
Insurance	1,493
Miscellaneous expenses	12,758
Total Expenses	881,267
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(215,375)
Net Expenses	665,892
Net Investment Income	1,246,213

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions (Notes 1 and 3):
Net Realized Loss From:
Investment transactions in unaffiliated securities	(8,839,650)
Foreign currency transactions	(12,279)
Net Realized Loss	(8,851,929)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments in unaffiliated securities	5,339,718
Foreign currencies	9,364
Change in Net Unrealized Appreciation (Depreciation)	5,349,082
Net Loss on Investments and Foreign Currency Transactions	(3,502,847)
Decrease in Net Assets From Operations	$(2,256,634)

See Notes to Financial Statements.

ClearBridge International Small Cap Fund 2020 Annual Report	23

Statements of changes in net assets

For the Years Ended September 30,	2020	2019

Operations:
Net investment income	$1,246,213	$1,287,616
Net realized loss	(8,851,929)	(11,034,471)
Change in net unrealized appreciation (depreciation)	5,349,082	(5,061,293)
Decrease in Net Assets From Operations	(2,256,634)	(14,808,148)

Distributions to Shareholders From (Notes 1 and 6):
Total distributable earnings	(1,344,996)	(16,619,372)
Decrease in Net Assets From Distributions to Shareholders	(1,344,996)	(16,619,372)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	14,243,548	30,381,345
Reinvestment of distributions	1,234,014	15,520,891
Cost of shares repurchased	(40,344,717)	(60,927,495)
Decrease in Net Assets From Fund Share Transactions	(24,867,155)	(15,025,259)
Decrease in Net Assets	(28,468,785)	(46,452,779)

Net Assets:
Beginning of year	69,072,971	115,525,750
End of year	$40,604,186	$69,072,971

See Notes to Financial Statements.

24	ClearBridge International Small Cap Fund 2020 Annual Report

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended September 30:
Class A Shares[1]	2020	2019	2018	2017	2016

Net asset value, beginning of year	$11.92	$17.22	$18.46	$15.84	$15.10

Income (loss) from operations:
Net investment income	0.26	0.18	0.19	0.15	0.19
Net realized and unrealized gain (loss)	(0.25)	(2.55)	(0.87)	2.76	0.72
Total income (loss) from operations	0.01	(2.37)	(0.68)	2.91	0.91

Less distributions from:
Net investment income	(0.24)	(0.27)	(0.56)	(0.29)	(0.17)
Net realized gains	—	(2.66)	—	—	—
Total distributions	(0.24)	(2.93)	(0.56)	(0.29)	(0.17)

Net asset value, end of year	$11.69	$11.92	$17.22	$18.46	$15.84
Total return[2]	(0.21)%	(13.38)%	(3.90)%	18.87%	6.05%

Net assets, end of year (000s)	$6,253	$9,121	$18,127	$37,977	$39,154

Ratios to average net assets:
Gross expenses	1.75%	1.55%	1.49%	1.51%	1.51%
Net expenses[3,4]	1.36	1.36	1.39	1.44	1.37
Net investment income	2.22	1.37	1.00	0.93	1.30

Portfolio turnover rate	36%	37%	43%	41%	44%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Reflects fee waivers and/or expense reimbursements.

[4]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 1.40%. This expense limitation arrangement cannot be terminated prior to December 31, 2021 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund. Prior to December 1, 2017, the expense limitation was 1.45%.

See Notes to Financial Statements.

ClearBridge International Small Cap Fund 2020 Annual Report	25

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended September 30:
Class A2 Shares[1]	2020	2019	2018	2017	2016

Net asset value, beginning of year	$11.75	$17.11	$18.35	$15.76	$15.06

Income (loss) from operations:
Net investment income	0.21	0.17	0.19	0.14	0.17
Net realized and unrealized gain (loss)	(0.24)	(2.56)	(0.88)	2.73	0.68
Total income (loss) from operations	(0.03)	(2.39)	(0.69)	2.87	0.85

Less distributions from:
Net investment income	(0.22)	(0.31)	(0.55)	(0.28)	(0.15)
Net realized gains	—	(2.66)	—	—	—
Total distributions	(0.22)	(2.97)	(0.55)	(0.28)	(0.15)

Net asset value, end of year	$11.50	$11.75	$17.11	$18.35	$15.76
Total return[2]	(0.48)%	(13.64)%	(3.98)%	18.70%	5.69%

Net assets, end of year (000s)	$9,127	$10,705	$13,880	$13,997	$9,136

Ratios to average net assets:
Gross expenses	2.03%	1.82%	1.66%	1.70%	1.81%
Net expenses[3,4]	1.60	1.61	1.54	1.60	1.65
Net investment income	1.82	1.32	1.04	0.88	1.12

Portfolio turnover rate	36%	37%	43%	41%	44%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Reflects fee waivers and/or expense reimbursements.

[4]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A2 shares did not exceed 1.60%. Total annual fund operating expenses, after waiving fees and/or reimbursing expenses, exceed the expense cap as a result of interest expense. This expense limitation arrangement cannot be terminated prior to December 31, 2021 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund. Prior to December 1, 2017, the expense limitation was 1.65%.

See Notes to Financial Statements.

26	ClearBridge International Small Cap Fund 2020 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended September 30:
Class C Shares[1]	2020	2019	2018	2017	2016

Net asset value, beginning of year	$11.65	$16.94	$18.18	$15.57	$14.90

Income (loss) from operations:
Net investment income	0.20	0.09	0.09	0.04	0.08
Net realized and unrealized gain (loss)	(0.27)	(2.52)	(0.88)	2.73	0.68
Total income (loss) from operations	(0.07)	(2.43)	(0.79)	2.77	0.76

Less distributions from:
Net investment income	(0.15)	(0.20)	(0.45)	(0.16)	(0.09)
Net realized gains	—	(2.66)	—	—	—
Total distributions	(0.15)	(2.86)	(0.45)	(0.16)	(0.09)

Net asset value, end of year	$11.43	$11.65	$16.94	$18.18	$15.57
Total return[2]	(0.85)%	(13.98)%	(4.58)%	18.06%	5.22%

Net assets, end of year (000s)	$859	$3,166	$5,751	$6,255	$5,886

Ratios to average net assets:
Gross expenses	2.42%	2.28%	2.19%	2.21%	2.29%
Net expenses[3,4]	2.04	2.09	2.08	2.16	2.15
Net investment income	1.66	0.74	0.51	0.24	0.52

Portfolio turnover rate	36%	37%	43%	41%	44%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Reflects fee waivers and/or expense reimbursements.

[4]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 2.15%. This expense limitation arrangement cannot be terminated prior to December 31, 2021 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund. Prior to December 1, 2017, the expense limitation was 2.20%.

See Notes to Financial Statements.

ClearBridge International Small Cap Fund 2020 Annual Report	27

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended September 30:
Class I Shares[1]	2020	2019	2018	2017	2016

Net asset value, beginning of year	$11.98	$17.39	$18.63	$15.98	$15.22

Income (loss) from operations:
Net investment income	0.29	0.24	0.28	0.22	0.24
Net realized and unrealized gain (loss)	(0.25)	(2.60)	(0.89)	2.77	0.72
Total income (loss) from operations	0.04	(2.36)	(0.61)	2.99	0.96

Less distributions from:
Net investment income	(0.27)	(0.39)	(0.63)	(0.34)	(0.20)
Net realized gains	—	(2.66)	—	—	—
Total distributions	(0.27)	(3.05)	(0.63)	(0.34)	(0.20)

Net asset value, end of year	$11.75	$11.98	$17.39	$18.63	$15.98
Total return[2]	0.10%	(13.16)%	(3.52)%	19.26%	6.35%

Net assets, end of year (000s)	$23,172	$44,852	$75,026	$97,348	$81,964

Ratios to average net assets:
Gross expenses	1.44%	1.28%	1.18%	1.18%	1.22%
Net expenses[3,4]	1.05	1.06	1.05	1.10	1.08
Net investment income	2.49	1.79	1.51	1.32	1.61

Portfolio turnover rate	36%	37%	43%	41%	44%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Reflects fee waivers and/or expense reimbursements.

[4]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 1.05%. Total annual fund operating expenses, after waiving and/or reimbursing expenses, exceed the expense cap as a result of interest expense. This expense limitation arrangement cannot be terminated prior to December 31, 2021 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund. Prior to December 1, 2017, the expense limitation was 1.10%.

See Notes to Financial Statements.

28	ClearBridge International Small Cap Fund 2020 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended September 30:
Class IS Shares[1]	2020	2019	2018	2017	2016

Net asset value, beginning of year	$11.98	$17.41	$18.65	$16.00	$15.24

Income (loss) from operations:
Net investment income	0.28	0.21	0.30	0.24	0.15
Net realized and unrealized gain (loss)	(0.22)	(2.56)	(0.90)	2.77	0.81
Total income (loss) from operations	0.06	(2.35)	(0.60)	3.01	0.96

Less distributions from:
Net investment income	(0.28)	(0.42)	(0.64)	(0.36)	(0.20)
Net realized gains	—	(2.66)	—	—	—
Total distributions	(0.28)	(3.08)	(0.64)	(0.36)	(0.20)

Net asset value, end of year	$11.76	$11.98	$17.41	$18.65	$16.00
Total return[2]	0.27%	(13.10)%	(3.44)%	19.42%	6.45%

Net assets, end of year (000s)	$1,193	$1,229	$2,742	$21,321	$14,118

Ratios to average net assets:
Gross expenses	1.37%	1.19%	1.03%	1.08%	1.12%
Net expenses[3,4]	0.95	0.96	0.96	1.00	1.00
Net investment income	2.43	1.57	1.59	1.46	0.99

Portfolio turnover rate	36%	37%	43%	41%	44%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Reflects fee waivers and/or expense reimbursements.

[4]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class IS shares did not exceed 0.95%. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. Total annual fund operating expenses, after waiving fees and/or reimbursing expenses, exceed the expense cap as a result of interest expense. These expense limitation arrangements cannot be terminated prior to December 31, 2021 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund. Prior to December 1, 2017, the ratio of total annual fund operating expenses to average net assets of Class IS shares did not exceed 1.00%. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares.

See Notes to Financial Statements.

ClearBridge International Small Cap Fund 2020 Annual Report	29

Notes to financial statements

1. Organization and significant accounting policies

ClearBridge International Small Cap Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Equity Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of

30	ClearBridge International Small Cap Fund 2020 Annual Report

Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

ClearBridge International Small Cap Fund 2020 Annual Report	31

Notes to financial statements (cont’d)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)*	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Common stocks:
Consumer discretionary	$619,046	$3,357,829	—	$3,976,875
Energy	496,590	1,022,203	—	1,518,793
Financials	189,527	3,613,803	—	3,803,330
Industrials	270,915	15,983,241	—	16,254,156
Materials	3,070,775	4,281,084	—	7,351,859
Other common stocks	—	6,543,469	—	6,543,469
Investments in underlying funds	—	864,460	—	864,460
Total long-term investments	$4,646,853	$35,666,089	—	$40,312,942
Short-term investments†	280,225	—	—	280,225
Total investments	$4,927,078	$35,666,089	—	$40,593,167

*

As a result of the fair value pricing procedures for international equities utilized by the Fund, which account for events occurring after the close of the principal market of the security but prior to the calculation of the Fund’s net asset value, certain securities were classified as Level 2 within the fair value hierarchy.

†	See Schedule of Investments for additional detailed categorizations.

(b) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in

32	ClearBridge International Small Cap Fund 2020 Annual Report

the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(c) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(d) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities), adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(e) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Share class accounting. Investment income, common expenses and realized/ unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(g) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

ClearBridge International Small Cap Fund 2020 Annual Report	33

Notes to financial statements (cont’d)

(h) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of September 30, 2020, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(i) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the Fund had no reclassifications.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and ClearBridge Investments, LLC (“ClearBridge”) is the Fund’s subadviser. Western Asset Management Company, LLC (“Western Asset”) manages the portion of the Fund’s cash and short-term instruments allocated to it. As of July 31, 2020, LMPFA, ClearBridge and Western Asset are indirect, wholly-owned subsidiaries of Franklin Resources, Inc. (“Franklin Resources”). Prior to July 31, 2020, LMPFA, ClearBridge and Western Asset were wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”). As of July 31, 2020, Legg Mason is a subsidiary of Franklin Resources.

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
First $1 billion	0.800%
Next $1 billion	0.750
Next $3 billion	0.700
Next $5 billion	0.650
Over $10 billion	0.600

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund, except for the management of the portion of the Fund’s cash and short-term instruments allocated to

34	ClearBridge International Small Cap Fund 2020 Annual Report

Western Asset. For its services, LMPFA pays ClearBridge a fee monthly, at an annual rate equal to 70% of the net management fee it receives from the Fund. For Western Asset’s services to the Fund, LMPFA pays Western Asset monthly 0.02% of the portion of the Fund’s average daily net assets that are allocated to Western Asset by LMPFA.

As a result of expense limitation arrangements between the Fund and LMPFA, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A, Class A2, Class C, Class I and Class IS shares did not exceed 1.40%, 1.60%, 2.15%, 1.05% and 0.95%, respectively. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2021 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund (the “affiliated money market fund waiver”). The affiliated money market fund waiver is not subject to the recapture provision discussed below.

During the year ended September 30, 2020, fees waived and/or expenses reimbursed amounted to $215,375, which included an affiliated money market fund waiver of $23.

LMPFA is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual fund operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will LMPFA recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual fund operating expenses exceeding the expense cap or any other lower limit then in effect.

As of July 31, 2020, Legg Mason Investor Services, LLC (“LMIS”) is an indirect, wholly-owned broker-dealer subsidiary of Franklin Resources and serves as the Fund’s sole and exclusive distributor. Prior to July 31, 2020, LMIS was a wholly-owned broker-dealer subsidiary of Legg Mason.

There is a maximum initial sales charge of 5.75% for Class A and Class A2 shares. There is a contingent deferred sales charge (“CDSC”) of 1.00% on Class C shares, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A and Class A2 shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A and Class A2 shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

ClearBridge International Small Cap Fund 2020 Annual Report	35

Notes to financial statements (cont’d)

For the year ended September 30, 2020, sales charges retained by and CDSCs paid to LMIS and its affiliates, if any, were as follows:

	Class A	Class A2	Class C
Sales charges	$519	$2,284	—
CDSCs	69	10	$2,247

As of July 31, 2020, all officers and one Trustee of the Trust are employees of Franklin Resources or its affiliates and do not receive compensation from the Trust. Prior to July 31, 2020, all officers and one Trustee of the Trust were employees of Legg Mason and did not receive compensation from the Trust.

3. Investments

During the year ended September 30, 2020, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$19,428,013
Sales	44,222,553

At September 30, 2020, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Securities	$39,227,420	$5,753,534	$(4,387,787)	$1,365,747

4. Derivative instruments and hedging activities

During the year ended September 30, 2020, the Fund did not invest in derivative instruments.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Fund pays service and/or distribution fees with respect to its Class A, Class A2 and Class C shares calculated at the annual rate of 0.25%, 0.25% and 1.00% of the average daily net assets of each class, respectively. Service and/or distribution fees are accrued daily and paid monthly.

36	ClearBridge International Small Cap Fund 2020 Annual Report

For the year ended September 30, 2020, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$19,898	$14,312
Class A2	23,903	42,490
Class C	19,253	2,936
Class I	—	45,116
Class IS	—	361
Total	$63,054	$105,215

For the year ended September 30, 2020, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	$30,860
Class A2	40,591
Class C	7,460
Class I	131,199
Class IS	5,265
Total	$215,375

6. Distributions to shareholders by class

	Year Ended September 30, 2020	Year Ended September 30, 2019
Net Investment Income:
Class A	$176,681	$226,735
Class A2	187,579	242,969
Class C	36,893	65,532
Class I	914,606	1,350,880
Class IS	29,237	63,885
Total	$1,344,996	$1,950,001

Net Realized Gains:
Class A	—	$2,253,794
Class A2	—	2,055,797
Class C	—	859,662
Class I	—	9,096,050
Class IS	—	404,068
Total	—	$14,669,371

7. Shares of beneficial interest

At September 30, 2020, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same

ClearBridge International Small Cap Fund 2020 Annual Report	37

Notes to financial statements (cont’d)

rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended September 30, 2020		Year Ended September 30, 2019
	Shares	Amount	Shares	Amount
Class A
Shares sold	274,363	$3,197,227	187,624	$2,410,141
Shares issued on reinvestment	12,500	163,129	200,026	2,336,304
Shares repurchased	(516,744)	(5,821,108)	(675,211)	(9,116,023)
Net decrease	(229,881)	$(2,460,752)	(287,561)	$(4,369,578)

Class A2
Shares sold	84,311	$955,720	104,517	$1,330,807
Shares issued on reinvestment	14,575	187,579	199,372	2,298,766
Shares repurchased	(216,901)	(2,487,814)	(203,757)	(2,662,912)
Net increase (decrease)	(118,015)	$(1,344,515)	100,132	$966,661

Class C
Shares sold	13,437	$165,975	51,443	$641,801
Shares issued on reinvestment	2,867	36,756	79,892	917,162
Shares repurchased	(212,783)	(2,016,029)	(199,249)	(2,455,057)
Net decrease	(196,479)	$(1,813,298)	(67,914)	$(896,094)

Class I
Shares sold	874,348	$9,440,905	1,936,444	$25,562,664
Shares issued on reinvestment	62,441	817,348	811,396	9,501,445
Shares repurchased	(2,709,555)	(29,536,724)	(3,317,220)	(45,084,807)
Net decrease	(1,772,766)	$(19,278,471)	(569,380)	$(10,020,698)

Class IS
Shares sold	39,843	$483,721	33,897	$435,932
Shares issued on reinvestment	2,233	29,202	39,933	467,214
Shares repurchased	(43,223)	(483,042)	(128,710)	(1,608,696)
Net increase (decrease)	(1,147)	$29,881	(54,880)	$(705,550)

8. Transactions with affiliated company

As defined by the 1940 Act, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control with the Fund. The following company was considered an affiliated company for

38	ClearBridge International Small Cap Fund 2020 Annual Report

all or some portion of the year ended September 30, 2020. The following transactions were effected in such company for the year ended September 30, 2020.

	Affiliate Value at September 30, 2019	Purchased		Sold
		Cost	Shares	Cost	Shares
Western Asset Premier Institutional U.S. Treasury Reserves, Premium Shares	—	$3,362,873	3,362,873	$3,306,828	3,306,828

(cont’d)	Realized Gain (Loss)	Interest Income	Net Increase (Decrease) in Unrealized Appreciation (Depreciation)	Affiliate Value at September 30, 2020
Western Asset Premier Institutional U.S. Treasury Reserves, Premium Shares	—	$412	—	$56,045

9. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended September 30, was as follows:

	2020	2019
Distributions paid from:
Ordinary income	$1,344,996	$1,950,048
Net long-term capital gains	—	14,669,324
Total distributions paid	$1,344,996	$16,619,372

As of September 30, 2020, the components of distributable earnings (loss) on a tax basis were as follows:

Undistributed ordinary income — net	$1,068,525
Deferred capital losses*	(21,461,752)
Other book/tax temporary differences(a)	(44,807)
Unrealized appreciation (depreciation)(b)	1,367,740
Total distributable earnings (loss) — net	$(19,070,294)

*

These capital losses have been deferred in the current year as either short-term or long-term losses. The losses will be deemed to occur on the first day of the next taxable year in the same character as they were originally deferred and will be available to offset future taxable capital gains.

(a)	Other book/tax temporary differences are attributable to book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

ClearBridge International Small Cap Fund 2020 Annual Report	39

Notes to financial statements (cont’d)

10. Other matter

The outbreak of the respiratory illness COVID-19 (commonly referred to as “coronavirus”) has continued to rapidly spread around the world, causing considerable uncertainty for the global economy and financial markets. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The COVID-19 pandemic could adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance. In addition, the outbreak of COVID-19, and measures taken to mitigate its effects, could result in disruptions to the services provided to the Fund by its service providers.

40	ClearBridge International Small Cap Fund 2020 Annual Report

Report of independent registered public accounting firm

To the Board of Trustees of Legg Mason Partners Equity Trust and Shareholders of ClearBridge International Small Cap Fund

Opinion on the financial statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of ClearBridge International Small Cap Fund (one of the funds constituting Legg Mason Partners Equity Trust, referred to hereafter as the “Fund”) as of September 30, 2020, the related statement of operations for the year ended September 30, 2020, the statement of changes in net assets for each of the two years in the period ended September 30, 2020, including the related notes, and the financial highlights for each of the four years in the period ended September 30, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended September 30, 2020 and the financial highlights for each of the four years in the period ended September 30, 2020 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended September 30, 2016 and the financial highlights for each of the periods ended on or prior to September 30, 2016 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated November 15, 2016 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2020 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Baltimore, Maryland

November 16, 2020

We have served as the auditor of one or more investment companies in the Franklin Templeton Group of Funds since 1948.

ClearBridge International Small Cap Fund 2020 Annual Report	41

Board approval of new management and new subadvisory agreements (unaudited)

At a meeting of the Trust’s Board of Trustees held on April 7, 2020, the Board, including a majority of the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)) of the Trust, approved new management and investment advisory agreements to take effect, subject to shareholder approval, upon the sale of Legg Mason, Inc. to Franklin Resources, Inc., a global investment management organization operating as Franklin Templeton.1 The agreements were a new management agreement pursuant to which Legg Mason Partners Fund Advisor, LLC (the “Manager”) provides the Fund with investment advisory and administrative services, a new sub-advisory agreement pursuant to which ClearBridge Investments, LLC (“ClearBridge”) provides day-to-day management of the Fund’s portfolio, and a new sub-advisory agreement pursuant to which Western Asset Management Company, LLC (“Western Asset” and, together with ClearBridge, the “Subadvisers”) provides day-to-day management of the Fund’s cash and short-term instruments allocated to it by the Manager. (The new management agreement and new sub-advisory agreements are collectively referred to as the “New Agreements.”) The prior management agreement and prior sub-advisory agreements are collectively referred to as the “Prior Agreements.” The New Agreements are identical to the Prior Agreements, except for the dates of execution, effectiveness and termination. The Board considered that the Prior Agreements were the product of multiple years of review and negotiation and information received and considered by the Board in the exercise of its business judgment during those years, including as recently as at a meeting of the Trust’s Board of Trustees held in November 2019.

The sale of Legg Mason, Inc. to Franklin Resources, Inc. (referred to herein as the “Transaction”) was consummated on July 31, 2020. The Manager and the Subadvisers, each a wholly-owned subsidiary of Legg Mason, Inc., became indirect wholly-owned subsidiaries of Franklin Templeton. The sale resulted in what is commonly called a “change of control” of Legg Mason and caused the Prior Agreements to terminate in accordance with applicable law.

The Board also approved an interim management agreement with the Manager and interim sub-advisory agreements between the Manager and the Subadvisers that would have taken effect in the event shareholders had not approved the New Agreements before the Transaction was completed to allow the Manager and the Subadvisers to continue providing services to the Fund while shareholder approval of the New Agreements continued to be sought. (The interim management agreement and interim sub-advisory agreements are collectively referred to as the “Interim Agreements.”) The terms of the Interim Agreements

[1]

The meeting was held telephonically in reliance on an exemptive order issued by the Securities and Exchange Commission on March 25, 2020. Reliance on the exemptive order was necessary and appropriate due to circumstances related to the effects of COVID-19. All Trustees participating in the telephonic meeting were able to hear each other simultaneously during the meeting. Reliance on the exemptive order requires Trustees, including a majority of the Independent Trustees, to ratify actions taken pursuant to the exemptive order by vote cast at the next in-person meeting.

42	ClearBridge International Small Cap Fund

were identical to those of the Prior Agreements, except for the term and certain escrow provisions. At a meeting held on July 29, 2020, shareholders of the Fund approved the New Agreements.

At a telephonic meeting of the Trust’s Board of Trustees held on March 9, 2020, the Trustees discussed with Legg Mason management and certain Franklin Templeton representatives the Transaction and Franklin Templeton’s plans and intentions regarding the Legg Mason funds and Legg Mason’s asset management business, including the preservation and continued investment autonomy of the investment advisory businesses conducted by the Subadvisers and the combination of Legg Mason’s and Franklin Templeton’s distribution resources.

At the March and April meetings, the Independent Trustees considered, among other things, the anticipated impact of the Transaction on the Fund and its shareholders. To assist the Independent Trustees in their consideration of the New Agreements, Franklin Templeton provided materials and information about Franklin Templeton, including its financial condition and asset management capabilities and organization, Legg Mason provided materials and information about Legg Mason, including performance and expense comparison data and profitability information with respect to the Fund and the Legg Mason fund complex as a whole, and Franklin Templeton and Legg Mason provided materials and information about the proposed Transaction. The Independent Trustees were assisted in their review by Fund counsel and independent legal counsel and met with independent legal counsel in executive sessions separate from representatives of Franklin Templeton, Legg Mason, the Manager and the Subadvisers. The Independent Trustees requested and received information from Legg Mason and Franklin Templeton they deemed reasonably necessary for their review of the New Agreements. Included was information about the Transaction, distribution arrangements, Franklin Templeton’s business plan and other anticipated impacts of the Transaction on the Fund and its shareholders. This information was initially reviewed by a special committee of the Independent Trustees and then by the full Board. Following their review of this information, the Independent Trustees requested additional information from Franklin Templeton and Legg Mason. Franklin Templeton and Legg Mason provided further information in response to these requests, which the Board reviewed. Senior management representatives from Franklin Templeton and Legg Mason participated in portions of the meetings and addressed various questions raised by the Independent Trustees.

In voting to approve the New Agreements, the Independent Trustees considered whether the approval of the New Agreements would be in the best interests of the Fund and its shareholders. The Trustees’ evaluation of the New Agreements reflected the information provided specifically in connection with its review of the New Agreements, as well as, where relevant, information that was previously furnished to the Board in connection with the most recent renewal of the Prior Agreements at in-person meetings held in November 2019 and at other prior Board meetings.

ClearBridge International Small Cap Fund	43

Board approval of new management and new subadvisory agreements (unaudited) (cont’d)

Among other things, the Trustees considered:

(i)	the reputation, experience, financial strength and resources of Franklin Templeton and its investment advisory subsidiaries;

(ii)	that Franklin Templeton informed the Board that it intends to maintain the investment autonomy of the Legg Mason investment advisory subsidiaries;

(iii)

that Franklin Templeton and Legg Mason informed the Board that, following the Transaction, there is not expected to be any diminution in the nature, quality and extent of services provided to the Fund and its shareholders by the Manager and Subadvisers, including compliance and other non-advisory services, and represented that there are not expected to be any changes in the portfolio management personnel managing the Fund as a result of the Transaction;

(iv)	that Franklin Templeton and Legg Mason informed the Board regarding initial transition plans and that they are instituting long-term retention arrangements for key personnel;

(v)	that Franklin Templeton informed the Board that there are not expected to be any changes to the brokerage practices and standards applied by the Subadvisers in seeking best execution;

(vi)	that there are not expected to be any changes to the Fund’s custodian or other service providers as a result of the Transaction;

(vii)

that Franklin Templeton informed the Board that it has no present intention to alter currently effective expense waivers and reimbursement arrangements after their expiration, and, while it reserves the right to do so in the future, it would consult with the Board before making any changes;

(viii)	that Franklin Templeton does not expect to propose any changes to the investment objective of the Fund or any changes to the principal investment strategies of the Fund as a result of the Transaction;

(ix)	the potential benefits to Fund shareholders from being part of a combined fund family with Franklin Templeton-sponsored funds and access to a broader array of investment opportunities;

(x)

that Franklin Templeton’s distribution capabilities, particularly with respect to retail investors, and significant network of intermediary relationships may provide additional opportunities for the Fund to grow assets and lower expenses by spreading expenses over a larger asset base;

44	ClearBridge International Small Cap Fund

(xi)

that Franklin Templeton and Legg Mason will each derive direct and ancillary benefits from the Transaction and that, as a result, they have a financial interest in the matters that were being considered;

(xii)	the fact that the Fund’s contractual management fee rate will remain the same and will not increase by virtue of the New Agreements;

(xiii)

the terms and conditions of the New Agreements, including that each New Agreement is identical to its corresponding Prior Agreement except for their respective dates of execution, effectiveness and termination;

(xiv)	the support expressed by the current senior management team at Legg Mason for the Transaction and Legg Mason’s recommendation that the Board approve the New Agreements;

(xv)

that the Prior Agreements are the product of multiple years of review and negotiation and information received and considered by the Board in the exercise of its business judgment during those years. At the November 2019 meeting, the Board conducted a full review of the investment advisory and distribution arrangements for the Fund and approved the Prior Agreements in accordance with the provisions of the Investment Company Act of 1940, as amended. Without any one factor being dispositive, in approving the Prior Agreements, the Board determined, in the exercise of the Trustees’ business judgment, that: (a) overall, the Board was satisfied with the nature, extent and quality of services provided (and expected to be provided) under the respective Prior Agreement by the Manager and Subadvisers and their affiliates; (b) the overall performance of the Fund was satisfactory and that management was committed to providing the resources necessary to assist the Fund’s portfolio managers; (c) the Fund’s management fees and cost structure was reasonable in light of the comparative performance and expense information and in relation to the services provided; (d) in light of the costs of providing investment management and other services to the Fund and the Manager’s and Subadvisers’ ongoing commitment to the Fund, the profits that Legg Mason and its affiliates received were considered to be not excessive; (e) the Fund had asset level break points in the management fee structure and that shareholders of the Fund would benefit to the extent the Fund’s assets increased, and that the benefits of any economies of scale also would be appropriately shared with shareholders through increased investment in fund management and administration resources; and (f) the ancillary benefits that the Manager and Subadvisers and their affiliates received were considered reasonable;

(xvi)	that the Prior Agreements were considered and approved as recently as November 2019;

ClearBridge International Small Cap Fund	45

Board approval of new management and new subadvisory agreements (unaudited) (cont’d)

(xvii)

that the Fund would not bear the costs of obtaining shareholder approval of the New Agreements, including proxy solicitation costs, legal fees and the costs of printing and mailing the proxy statement, regardless of whether the Transaction was consummated; and

(xviii)

that under the definitive agreement between Legg Mason and Franklin Templeton (the “Transaction Agreement”), Franklin Templeton has acknowledged that Legg Mason had entered into the Transaction Agreement in reliance upon the benefits and protections provided by Section 15(f) of the Investment Company Act of 1940, as amended, and that, in furtherance of the foregoing, Franklin Templeton agreed to use reasonable best efforts to conduct its business so that (a) for a period of not less than three years after the closing of the Transaction no more than 25% of the members of the Board shall be “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any investment adviser for the Fund, and (b) for a period of not less than two years after the closing, neither Franklin Templeton nor any of its affiliates shall impose an “unfair burden” (within the meaning of the Investment Company Act of 1940, as amended, including any interpretations or no-action letters of the Securities and Exchange Commission) on any Fund as a result of the transactions contemplated by the Transaction Agreement or any express or implied terms, conditions or understandings applicable thereto.

Certain of these considerations are discussed in more detail below.

In connection with the most recent approval or continuation of each Current Agreement, and in connection with their review of each New Agreement, the Trustees did not identify any particular factor that was all-important or controlling, and each Trustee may have attributed different weights to the various factors.

The discussion below covers both the advisory and the administrative functions rendered by the Manager for the Fund, both of which functions are encompassed by the New Management Agreement for the Fund, as well as the advisory functions rendered by the Subadvisers pursuant to the New Sub-advisory Agreements for the Fund. The Independent Trustees considered the New Management Agreement and the New Sub-advisory Agreements separately in the course of their review. In doing so, they considered the respective roles and compensation of the Manager and the Subadvisers in providing services to the Fund.

The Independent Trustees were advised by separate independent legal counsel throughout the process. Prior to voting, the Independent Trustees received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the New Agreements for the Fund. The Independent Trustees discussed the Transaction and the proposed approval of the New Agreements for the Fund on multiple occasions with their

46	ClearBridge International Small Cap Fund

independent legal counsel in private sessions at which no representatives of Franklin Templeton, Legg Mason, or the Manager or Subadvisers for the Fund were present.

Nature, extent and quality of the services to be provided to the fund under the new management agreement and new sub-advisory agreements

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Subadvisers under the Prior Agreements. In evaluating the nature, extent and quality of the services expected to be provided to the Fund by the Manager and the Subadvisers under the New Management Agreement and New Sub-advisory Agreements, respectively, the Trustees considered, among other things, the expected impact, if any, of the Transaction on the operations, facilities, organization and personnel of the Manager and the Subadvisers, and that Franklin Templeton and Legg Mason have advised the Board that, following the Transaction, there is not expected to be any diminution in the nature, extent and quality of services provided to the Fund and its shareholders by the Manager and the Subadvisers, including compliance and other non-advisory services, and that there are not expected to be any changes in portfolio management personnel as a result of the Transaction. The Board considered information Franklin Templeton and Legg Mason provided regarding initial transition plans and the institution of long-term retention arrangements for key personnel. The Board considered that Franklin Templeton informed the Boards that there are not expected to be any changes to the brokerage practices and standards applied by the Subadvisers in seeking best execution. The Board also considered the reputation, experience, financial strength and resources of Franklin Templeton and its investment advisory subsidiaries, its business and operating structure, scale of operation, distribution capabilities, and leadership, as well as the combined financial resources of Legg Mason, Inc. and Franklin Templeton and the benefits to the Fund of being part of a larger combined organization with greater financial resources following the Transaction, particularly during periods of market disruptions and volatility.

The Board’s evaluation of the services provided by the Manager and the Subadvisers took into account the Board’s knowledge and familiarity gained as Trustees of funds in the Legg Mason fund complex, including the scope and quality of the investment management and other capabilities of the Manager and the Subadvisers and the quality of the Manager’s administrative and other services rendered to the Fund and its shareholders by the Manager. The Board observed that the scope of services provided by the Manager and the Subadvisers, and the undertakings required of the Manager and Subadvisers in connection with those services, including maintaining and monitoring their own and the Fund’s compliance programs, liquidity management programs and cybersecurity programs, had expanded over time as a result of regulatory, market and other developments. The Board received and reviewed on a regular basis information from the Manager and the Subadvisers regarding the Fund’s compliance policies and procedures established pursuant

ClearBridge International Small Cap Fund	47

Board approval of new management and new subadvisory agreements (unaudited) (cont’d)

to Rule 38a-1 under the Investment Company Act of 1940, as amended, and took that information into account in its evaluation of the New Agreements. The Board also considered the risks associated with the Fund borne by the Manager and its affiliates (such as entrepreneurial, operational, reputational, litigation and regulatory risk), as well as the risk management processes of the Manager and Subadvisers.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered the policies and practices of the Manager and the Subadvisers regarding the selection of brokers and dealers and the execution of portfolio transactions for the Fund (including policies and practices regarding soft dollars and brokerage allocation), and Franklin Templeton’s representations that the brokerage practices and standards applied by the Manager and Subadvisers in seeking best execution will continue.

Fund performance

The Board received and reviewed performance information for the Fund and for all retail and institutional international small-/mid-cap core funds (the “Performance Universe”) selected by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data based on classifications provided by Thomson Reuters Lipper. The Board was provided with a description of the methodology Broadridge used to determine the similarity of the Fund with the funds included in the Performance Universe. It was noted that, while the Board has found the Broadridge data generally useful, the Trustees recognized the limitations of such data, including that the data may vary depending on the end date selected and that the results of the performance comparisons may vary depending on the selection of the peer group and its composition over time. The Trustees noted that they also had received and discussed with management at periodic intervals information on the investment performance of the Fund in comparison to similar mutual funds and benchmark performance indices. In addition, the Board considered the Fund’s performance in light of overall financial market conditions.

The information comparing the Fund’s performance to that of the Performance Universe was for the one-, three- and five-year periods ended December 31, 2019. The Fund’s Class I shares performed below the median performance of the funds in the Performance Universe for each period. The Board also reviewed performance information provided by the Manager for periods ended February 29, 2020 and March 31, 2020. The Board also reviewed information prepared by Broadridge comparing the Fund’s annualized total return for the three-year period ended December 31, 2019 in relation to the Fund’s standard deviation to that of the funds in the Performance Universe. The Trustees then discussed with representatives of management the portfolio management strategy of the Fund’s portfolio managers and the reasons for the Fund’s underperformance versus the Performance Universe during the periods under review.

*  *  *  *  *  *

48	ClearBridge International Small Cap Fund

Based on their review of the materials provided and the assurances they had received from Franklin Templeton and Legg Mason, Inc., the Trustees determined that the Transaction was not expected to affect adversely the nature, extent and quality of services provided by the Manager and the Subadvisers and that the Transaction was not expected to have an adverse effect on the ability of the Manager and the Subadvisers to provide those services, and the Board concluded that, overall, the nature, extent and quality of services, including portfolio management, expected to be provided under the New Agreements for the Fund were sufficient and supported a decision to approve each New Agreement.

Management fees and expense ratios

The Board considered that it had reviewed the Fund’s management fee and total expense ratio in connection with the November 2019 contract renewal meeting. The Board noted that the New Agreements do not change the Fund’s management fee rate or the computation method for calculating such fee, and that there is no present intention to alter expense waiver and reimbursement arrangements that are currently in effect.

The Board reviewed and considered the contractual management fee rate (the “Contractual Management Fee”) payable by the Fund to the Manager in light of the nature, extent and quality of the management and sub-advisory services provided and expected to be provided by the Manager and the Subadvisers, respectively. The Board noted that the Manager, and not the Fund, pays the sub-advisory fees to the Subadvisers. In addition, the Board also reviewed and considered the actual management fee rate (the “Actual Management Fee”) paid by the Fund over the Fund’s last fiscal year. The Board also considered the management fee, the fees of each Subadviser and the portion of the management fee retained by the Manager after payment of the subadvisory fees, in each case in light of the services rendered for those amounts.

The Board also reviewed information regarding the fees the Manager and ClearBridge charged any of their U.S. clients investing primarily in an asset class similar to that of the Fund including, where applicable, institutional separate and commingled accounts and retail managed accounts. The Manager reviewed with the Board the differences in the scope of services provided to the Fund and to such other clients, noting that the Fund is provided with regulatory compliance and administrative services, office facilities and Fund officers (including the Fund’s chief financial, chief legal and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other fund service providers, including the Subadvisers. The Board considered the fee

ClearBridge International Small Cap Fund	49

Board approval of new management and new subadvisory agreements (unaudited) (cont’d)

comparisons in light of the scope of services required to manage these different types of accounts and the differences in associated risks borne by the Manager and Subadvisers.

The Board received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes.

Additionally, the Board received and considered information comparing the Fund’s Contractual Management Fee and Actual Management Fee and the Fund’s overall expense ratio with those of a group of seven institutional international small-/mid-cap core funds and one institutional international small-/mid-cap growth fund selected by Broadridge as comparable to the Fund (the “Expense Group”), and a broader group of funds selected by Broadridge consisting of all institutional international small-/mid-cap core funds and institutional international small-/mid-cap growth funds (the “Expense Universe”). It was noted that while the Board found the Broadridge data generally useful they recognized its limitations, including that the data may vary depending on the selection of the peer group. This information showed that the Fund’s Contractual Management Fee and Actual Management Fee were lower than the median of management fees paid by the funds in the Expense Group and that the Fund’s Actual Management Fee was lower than the median of management fees paid by the funds in the Expense Universe. This information also showed that the Fund’s total expense ratio was lower than the median of the total expense ratios of the funds in the Expense Group and the funds in the Expense Universe. The Trustees also noted the Manager’s fee waiver and/or expense reimbursement arrangement.

In evaluating the costs of the services to be provided by the Manager and the Subadvisers under the New Agreements, the Trustees considered, among other things, whether management fees or other expenses would change as a result of the Transaction. Based on their review of the materials provided and the assurances they had received from Franklin Templeton and Legg Mason, the Trustees determined that the Transaction would not increase the total fees payable by the Fund for management services.

Manager profitability and economies of scale

The Board received and considered a profitability analysis of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data. It was noted that the allocation methodologies had been previously reviewed by an outside consultant. The profitability of the Manager and its affiliates was considered by the Board not excessive in light of the nature, extent and quality of the services provided to the Fund.

The Board also received and considered information regarding whether there have been economies of scale with respect to the management of the Fund as the Fund’s assets grow.

50	ClearBridge International Small Cap Fund

The Board noted that the Manager instituted breakpoints in the Fund’s Contractual Management Fee, reflecting the potential for reducing the Contractual Management Fee as the Fund’s assets grow. The Board noted that the Fund’s assets had not yet reached the specified asset level at which a breakpoint to its Contractual Management Fee would be triggered. The Board noted, however, that the potential for sharing economies of scale with shareholders to the extent the Fund’s assets grow is greater with breakpoints than if no breakpoints were in place. The Board also noted that to the extent the Fund’s assets increase over time, the Fund and its shareholders should realize other economies of scale or efficiencies as certain expenses, such as fixed fund fees, become a smaller percentage of overall assets. The Board noted that it appeared that the benefits of any economies of scale also would be appropriately shared with shareholders through increased investment in fund management and administration resources (e.g., enhanced cyber security oversight, enhanced risk management oversight, etc.).

The Trustees noted that Franklin Templeton and Legg Mason expected to realize cost savings from the Transaction based on synergies of operations, as well as to benefit from possible growth of the funds in the Legg Mason fund complex resulting from enhanced distribution capabilities. However, they noted that other factors could also affect profitability and potential economies of scale, and that it was not possible to predict with any degree of certainty how the Transaction would affect the profitability of the Manager and its affiliates in providing services to the Fund, nor to quantify any possible future economies of scale. The Trustees noted they will have the opportunity to periodically re-examine such profitability and any economies of scale going forward.

*  *  *  *  *  *

Taking all of the above into consideration, the Board determined that the management fee was reasonable in light of the comparative performance and expense information and the nature, extent and quality of the services expected to be provided to the Fund under the New Agreements after the Transaction.

Other benefits to the manager

The Board considered other benefits received by the Manager and its affiliates, including the Subadvisers, as a result of their relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders. In light of the costs of providing investment management and other services to the Fund and the ongoing commitment of the Manager and the Subadvisers to the Fund, the Board considered that the ancillary benefits that the Manager, the Subadvisers and their affiliates receive were reasonable. In evaluating the fall-out benefits to be received by the Manager and the Subadvisers under the New Agreements, the Trustees considered whether the Transaction would have an impact on the fall-out benefits received by virtue of the Prior Agreements.

ClearBridge International Small Cap Fund	51

Board approval of new management and new subadvisory agreements (unaudited) (cont’d)

The Board also considered that Franklin Templeton may derive reputational and other benefits from its ability to use the Legg Mason investment affiliates’ names in connection with operating and marketing the Fund. The Board also considered that the Transaction, if completed, would significantly increase Franklin Templeton’s assets under management and expand Franklin Templeton’s investment capabilities. Such ancillary benefits were considered reasonable.

*  *  *  *  *  *

After consideration of the factors described above as well as other factors, and in the exercise of their business judgment, the Trustees, including the Independent Trustees, concluded that the New Agreements for the Fund, including the fees payable thereunder, were fair and reasonable and that entering into the New Agreements for the Fund was in the best interests of the Fund’s shareholders, and they voted to approve the New Agreements and to recommend that shareholders approve the New Agreements.

52	ClearBridge International Small Cap Fund

Additional shareholder information (unaudited)

Results of special meeting of shareholders

On July 29, 2020 a special meeting of shareholders was held for the following purposes: 1) to approve a new management agreement between the Fund and its investment manager; and 2) to approve a new subadvisory agreement with respect to each of the Fund’s subadvisers. The following table provides the number of votes cast for or against, as well as the number of abstentions and broker non-votes as to each matter voted on at the special meeting of shareholders. Each item voted on was approved.

Item Voted On	Voted For	Voted Against	Abstentions	Broker Non-Votes
To Approve a New Management Agreement with Legg Mason Partners Fund Advisor, LLC	18,713,966.327	211,986.379	1,731,630.012	0
To Approve a New Subadvisory Agreement with ClearBridge Investments, LLC	18,726,824.190	212,354.313	1,718,404.217	0
To Approve a New Subadvisory Agreement with Western Asset Management Company, LLC	18,713,278.788	204,301.575	1,740,002.356	0

ClearBridge International Small Cap Fund	53

Statement regarding liquidity risk management program (unaudited)

As required by law, the fund has adopted and implemented a liquidity risk management program (the “Program”) that is designed to assess and manage liquidity risk. Liquidity risk is the risk that the fund could not meet requests to redeem its shares without significant dilution of remaining investors’ interests in the fund. Legg Mason Partners Fund Advisor, LLC (the “Manager”), the fund’s manager, is the administrator of the Program. The Manager has established a liquidity risk management committee (the “Committee”) to administer the Program on a day-to-day basis.

The Committee, on behalf of the Manager, provided the fund’s Board of Trustees with a report that addressed the operation of the Program, assessed its adequacy and effectiveness of implementation, including, if applicable, the operation of any highly liquid investment minimum (“HLIM”), and described any material changes that had been made to the Program or were recommended (the “Report”). The Report covered the period from December 1, 2018 through December 31, 2019 (the “Reporting Period”).

The Report confirmed that there were no material changes to the Program during the Reporting Period and that no changes were recommended.

The Report also confirmed that, throughout the Reporting Period, the Committee had monitored the fund’s portfolio liquidity and liquidity risk on an ongoing basis, as described in the Program and in Board reporting throughout the Reporting Period.

The Report discussed the Committee’s annual review of the Program, which addressed, among other things, the following elements of the Program:

Assessment, management, and periodic review of liquidity risk. The Committee reviewed the fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. The Committee noted that the fund’s investment strategy continues to be appropriate for an open-end fund, taking into account, among other things, whether and to what extent the fund held less liquid and illiquid assets and the extent to which any such investments affected the fund’s ability to meet redemption requests. In managing and reviewing the fund’s liquidity risk, the Committee also considered the extent to which the fund’s investment strategy involves a relatively concentrated portfolio or large positions in particular issuers, the extent to which the fund uses borrowing for investment purposes, and the extent to which the fund uses derivatives (including for hedging purposes). The Committee also reviewed the fund’s short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. In assessing the fund’s cash flow projections, the Committee considered, among other factors, historical net redemption activity, redemption policies, ownership concentration, distribution channels, and the degree of certainty associated with the fund’s short-term and long-term cash flow projections. The Committee also considered the fund’s holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources, including, if applicable, the fund’s participation in a credit facility, as components of the fund’s ability to meet redemption requests.

54	ClearBridge International Small Cap Fund

Liquidity classification. The Committee reviewed the Program’s liquidity classification methodology for categorizing the fund’s investments into one of four liquidity buckets. In reviewing the fund’s investments, the Committee considered, among other factors, whether trading varying portions of a position in a particular portfolio investment or asset class in sizes the fund would reasonably anticipate trading, would be reasonably expected to significantly affect liquidity.

Highly liquid investment minimum. The Committee performed an analysis to determine whether the fund is required to maintain a Highly Liquid Investment Minimum, and determined that no such minimum is required because the fund primarily holds highly liquid investments.

Compliance with limitation on illiquid investments. The Committee confirmed that during the Reporting Period, the fund did not acquire any illiquid investment such that, after the acquisition, the fund would have invested more than 15% of its assets in illiquid investments that are assets, in accordance with the Program and applicable SEC rules.

Redemptions in kind. The Committee confirmed that no redemptions in-kind were effected by the fund during the Reporting Period.

The Report stated that the Committee concluded that the Program is reasonably designed and operated effectively to assess and manage the fund’s liquidity risk throughout the Reporting Period.

ClearBridge International Small Cap Fund	55

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of ClearBridge International Small Cap Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Jane Trust, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Trustees and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees†

Paul R. Ades

Year of birth	1940
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during the past five years	Paul R. Ades, PLLC (law firm) (since 2000)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during the past five years	None

Andrew L. Breech

Year of birth	1952
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during the past five years	President, Dealer Operating Control Service, Inc. (automotive retail management) (since 1985)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during the past five years	None

Dwight B. Crane

Year of birth	1937
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1981
Principal occupation(s) during the past five years	Professor Emeritus, Harvard Business School (since 2007); formerly, Professor, Harvard Business School (1969 to 2007); Independent Consultant (since 1969)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during the past five years	None

56	ClearBridge International Small Cap Fund

Independent Trustees† cont’d
Althea L. Duersten

Year of birth	1951
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2014
Principal occupation(s) during the past five years	Retired (since 2011); formerly, Chief Investment Officer, North America, JPMorgan Chase (investment bank) and member of JPMorgan Executive Committee (2007 to 2011)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during the past five years	Non-Executive Director, Rokos Capital Management LLP (since 2019)

Stephen R. Gross

Year of birth	1947
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1986
Principal occupation(s) during the past five years	Chairman Emeritus (since 2011) and formerly, Chairman, HLB Gross Collins, P.C. (accounting and consulting firm) (1979 to 2011); Executive Director of Business Builders Team, LLC (since 2005); Principal, Gross Consulting Group, LLC (since 2011); CEO, Gross Capital Partners, LLC (since 2014); CEO, Trusted CFO Solutions, LLC (since 2011)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during the past five years	None

Susan M. Heilbron

Year of birth	1945
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during the past five years	Retired; formerly, President, Lacey & Heilbron (communications consulting) (1990 to 2002); General Counsel and Executive Vice President, The Trump Organization (1986 to 1990); Senior Vice President, New York State Urban Development Corporation (1984 to 1986); Associate, Cravath, Swaine & Moore LLP (1980 to 1984) and (1977 to 1979)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during the past five years	Formerly, Director, Lincoln Savings Bank, FSB (1991 to 1994); Director, Trump Shuttle, Inc. (air transportation) (1989 to 1990); Director, Alexander’s Inc. (department store) (1987 to 1990)

ClearBridge International Small Cap Fund	57

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees† cont’d
Frank G. Hubbard

Year of birth	1937
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1993
Principal occupation(s) during the past five years	President, Fealds, Inc. (business development) (since 2016); formerly, President, Avatar International Inc. (business development) (1998 to 2015)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during the past five years	None

Howard J. Johnson

Year of birth	1938
Position(s) with Trust	Trustee and Chairman
Term of office[1] and length of time served[2]	From 1981 to 1998 and since 2000 (Chairman since 2013)
Principal occupation(s) during the past five years	Retired; formerly, Chief Executive Officer, Genesis Imaging LLC (technology company) (2003 to 2012)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during the past five years	None

Jerome H. Miller

Year of birth	1938
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1995
Principal occupation(s) during the past five years	Retired; formerly, President, Shearson Lehman Asset Management (1991 to 1993), Vice Chairman, Shearson Lehman Hutton Inc. (1989 to 1992) and Senior Executive Vice President, E.F. Hutton Group Inc. (1986 to 1989)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during the past five years	None

Ken Miller

Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during the past five years	Retired; formerly, President, Young Stuff Apparel Group, Inc. (apparel manufacturer), division of Li & Fung (1963 to 2012)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during the past five years	None

58	ClearBridge International Small Cap Fund

Independent Trustees† cont’d
Thomas F. Schlafly

Year of birth	1948
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during the past five years	Chairman, The Saint Louis Brewery, LLC (brewery) (since 2012); formerly, President, The Saint Louis Brewery, Inc. (1989 to 2012); Senior Counsel (since 2017) and formerly, Partner (2009 to 2016), Thompson Coburn LLP (law firm)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during the past five years	Director, CNB St. Louis Bank (since 2006)

Interested Trustee and Officer

Jane Trust, CFA[3]

Year of birth	1962
Position(s) with Trust	Trustee, President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during the past five years	Senior Vice President, Fund Board Management, Franklin Templeton (since 2020); Officer and/or Trustee/Director of 150 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Managing Director (2018 to 2020) and Managing Director (2016 to 2018) of Legg Mason & Co., LLC (“Legg Mason & Co.”); Senior Vice President of LMPFA (2015)
Number of funds in fund complex overseen by Trustee	147
Other board memberships held by Trustee during the past five years	None

Additional Officers

Ted P. Becker Legg Mason 620 Eighth Avenue, 47th Floor, New York, NY 10018

Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Vice President, Global Compliance of Franklin Templeton (since 2020); Chief Compliance Officer of LMPFA (since 2006); Chief Compliance Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Director of Global Compliance at Legg Mason, Inc. (2006 to 2020); Managing Director of Compliance of Legg Mason & Co. (2005 to 2020)

ClearBridge International Small Cap Fund	59

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers cont’d
Susan Kerr Legg Mason 620 Eighth Avenue, 47th Floor, New York, NY 10018

Year of birth	1949
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during the past five years	Senior Compliance Analyst, Franklin Templeton (since 2020); Chief Anti-Money Laundering Compliance Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer (since 2012), Senior Compliance Officer (since 2011) and Assistant Vice President (since 2010) of Legg Mason Investor Services, LLC (“LMIS”); formerly, Assistant Vice President of Legg Mason & Co. (2010 to 2020)

Jenna Bailey Legg Mason 100 First Stamford Place, 5th Floor, Stamford, CT 06902

Year of birth	1978
Position(s) with Trust	Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during the past five years	Senior Compliance Analyst of Franklin Templeton (since 2020); Identity Theft Prevention Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2015); formerly, Compliance Officer of Legg Mason & Co. (2013 to 2020); Assistant Vice President of Legg Mason & Co. (2011 to 2020)

Marc A. De Oliveira* Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1971
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2020
Principal occupation(s) during the past five years	Associate General Counsel of Franklin Templeton (since 2020); Assistant Secretary of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Managing Director (2016 to 2020) and Associate General Counsel of Legg Mason & Co. (2005 to 2020)

60	ClearBridge International Small Cap Fund

Additional Officers cont’d
Thomas C. Mandia Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1962
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2020
Principal occupation(s) during the past five years	Senior Associate General Counsel of Franklin Templeton (since 2020); Secretary of LMPFA (since 2006); Assistant Secretary of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers); formerly, Managing Director and Deputy General Counsel of Legg Mason & Co. (2005 to 2020)

Christopher Berarducci Legg Mason 620 Eighth Avenue, 47th Floor, New York, NY 10018

Year of birth	1974
Position(s) with Trust	Treasurer and Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2014 and 2019
Principal occupation(s) during the past five years	Vice President, Fund Administration and Reporting, Franklin Templeton (since 2020); Treasurer (since 2010) and Principal Financial Officer (since 2019) of certain funds associated with Legg Mason & Co. or its affiliates; formerly, Managing Director (2020), Director (2015 to 2020), and Vice President (2011 to 2015) of Legg Mason & Co.

Jeanne M. Kelly Legg Mason 620 Eighth Avenue, 47th Floor, New York, NY 10018

Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	U.S. Fund Board Team Manager, Franklin Templeton (since 2020); Senior Vice President of certain funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); formerly, Managing Director of Legg Mason & Co. (2005 to 2020); Senior Vice President of LMFAM (2013 to 2015)

†	Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

*	Effective August 6, 2020, Mr. De Oliveira became Secretary and Chief Legal Officer.

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

ClearBridge International Small Cap Fund	61

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]	Ms. Trust is an “interested person” of the Fund, as defined in the 1940 Act, because of her position with LMPFA and/or certain of its affiliates.

62	ClearBridge International Small Cap Fund

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended September 30, 2020:

Record date:	12/17/2019
Payable date:	12/18/2019
Ordinary income:
Qualified dividend income for individuals	100.00%
Foreign source income*	94.22%
Foreign taxes paid per share	0.020210

*	Expressed as a percentage of the cash distribution grossed-up for foreign taxes.

The foreign taxes paid represent taxes incurred by the Fund on income received by the Fund from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments. You should consult your tax adviser regarding the appropriate treatment of foreign taxes paid.

ClearBridge International Small Cap Fund	63

ClearBridge

International Small Cap Fund

Trustees

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Althea L. Duersten

Stephen R. Gross

Susan M. Heilbron

Frank G. Hubbard

Howard J. Johnson

Chairman

Jerome H. Miller

Ken Miller

Thomas F. Schlafly

Jane Trust

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

ClearBridge Investments, LLC

Distributor

Legg Mason Investor Services, LLC

Custodian

The Bank of New York Mellon

Transfer agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

ClearBridge International Small Cap Fund

The Fund is a separate investment series of Legg Mason Partners Equity Trust, a Maryland statutory trust.

ClearBridge International Small Cap Fund

Legg Mason Funds

620 Eighth Avenue, 47th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov. To obtain information on Form N-PORT, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) at www.leggmason.com/mutualfunds and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of ClearBridge International Small Cap Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com

© 2020 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Bank account information, legal documents, and identity verification documentation;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or to comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform statistical analysis, market research and marketing services solely for the Funds;

•

Permit access to transfer, whether in the United States or countries outside of the United States to such Funds’ employees, agents and affiliates and service providers as required to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	The Funds’ representatives such as legal counsel, accountants and auditors to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf, including those outside the United States, are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, if you have questions about the Funds’ privacy practices, or our use of your nonpublic personal information, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Funds at 1-877-721-1926.

Revised April 2018

NOT PART OF THE ANNUAL REPORT

www.leggmason.com

© 2020 Legg Mason Investor Services, LLC Member FINRA, SIPC

LMFX014028 11/20 SR20-3999

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Dwight B. Crane possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Dwight B. Crane as the Audit Committee’s financial expert Dwight B. Crane is an “independent” Trustees pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending September 30, 2019 and September 30, 2020 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $158,701 in September 30, 2019 and $149,125 in September 30, 2020.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $3,000 in September 30, 2019 and $0 in September 30, 2020.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Global Asset Management Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Period.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $0 in September 30, 2019 and $0 in September 30, 2020. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees.

The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) for the Item 4 for the Legg Mason Partners Equity Trust., were $0 in September 30, 2019 and $0 in September 30, 2020.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Equity Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Equity Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for September 30, 2019 and September 30, 2020; Tax Fees were 100% and 100% for September 30, 2019 and September 30, 2020; and Other Fees were 100% and 100% for September 30, 2019 and September 30, 2020.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Equity Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Equity Trust during the reporting period were $265,845 in September 30, 2019 and $857,833 in September 30, 2020.

(h) Yes. Legg Mason Partners Equity Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Equity Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Althea L. Duersten

Stephen R. Gross

Susan M. Heilbron

Frank G. Hubbard

Howard J. Johnson

Jerome H. Miller

Ken Miller

Thomas F. Schlafly

b)	Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit  99.CODE ETH

(a) (2)  Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Equity Trust

By:	/s/Jane Trust
Jane Trust
Chief Executive Officer

Date:	November 23, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Jane Trust
Jane Trust
Chief Executive Officer

Date:	November 23, 2020

By:	/s/Christopher Berarducci
Christopher Berarducci
Principal Financial Officer

Date:	November 23, 2020